                                                                 EXHIBIT m(3)(c)


                                 AMENDMENT NO. 2
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

        The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective November 4, 2003, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

        The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
        AIM ADVISOR FUNDS                                 CHARGE           FEE              FEE
----------------------------------                        -------        --------        ----------
PORTFOLIO - CLASS B SHARES

AIM International Core Equity Fund                         0.75%          0.25%           1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
        AIM EQUITY FUNDS                                  CHARGE           FEE              FEE
---------------------------------                         ------         --------        ---------
PORTFOLIO - CLASS B SHARES

AIM Aggressive Growth Fund                                 0.75%          0.25%           1.00%
AIM Basic Value II Fund                                    0.75%          0.25%           1.00%
AIM Blue Chip Fund                                         0.75%          0.25%           1.00%
AIM Capital Development Fund                               0.75%          0.25%           1.00%
AIM Charter Fund                                           0.75%          0.25%           1.00%
AIM Constellation Fund                                     0.75%          0.25%           1.00%
AIM Core Strategies Fund                                   0.75%          0.25%           1.00%
AIM Dent Demographic Trends Fund                           0.75%          0.25%           1.00%
AIM Diversified Dividend Fund                              0.75%          0.25%           1.00%
AIM Emerging Growth Fund                                   0.75%          0.25%           1.00%
AIM Large Cap Basic Value Fund                             0.75%          0.25%           1.00%
AIM Large Cap Growth Fund                                  0.75%          0.25%           1.00%
AIM Mid Cap Growth Fund                                    0.75%          0.25%           1.00%
AIM U.S. Growth Fund                                       0.75%          0.25%           1.00%
AIM Weingarten Fund                                        0.75%          0.25%           1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
           AIM FUNDS GROUP                                CHARGE           FEE              FEE
--------------------------------------                    -------        --------        ----------
PORTFOLIO - CLASS B SHARES

AIM Balanced Fund                                          0.75%          0.25%            1.00%
AIM Basic Balanced Fund                                    0.75%          0.25%            1.00%
AIM European Small Company Fund                            0.75%          0.25%            1.00%
AIM Global Utilities Fund                                  0.75%          0.25%            1.00%
AIM Global Value Fund                                      0.75%          0.25%            1.00%
AIM International Emerging Growth Fund                     0.75%          0.25%            1.00%
AIM Mid Cap Basic Value Fund                               0.75%          0.25%            1.00%
AIM New Technology Fund                                    0.75%          0.25%            1.00%
AIM Premier Equity Fund                                    0.75%          0.25%            1.00%
AIM Premier Equity II Fund                                 0.75%          0.25%            1.00%
AIM Select Equity Fund                                     0.75%          0.25%            1.00%
AIM Small Cap Equity Fund                                  0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
     AIM GROWTH SERIES                                    CHARGE           FEE              FEE
-----------------------------                             -------        --------        ----------
PORTFOLIO - CLASS B SHARES

AIM Basic Value Fund                                       0.75%          0.25%           1.00%
AIM Global Trends Fund                                     0.75%          0.25%           1.00%
AIM Mid Cap Core Equity Fund                               0.75%          0.25%           1.00%
AIM Small Cap Growth Fund                                  0.75%          0.25%           1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
  AIM INTERNATIONAL FUNDS, INC.                           CHARGE           FEE              FEE
---------------------------------                         -------        --------        ----------
PORTFOLIO - CLASS B SHARES

AIM Asia Pacific Growth Fund                               0.75%          0.25%            1.00%
AIM European Growth Fund                                   0.75%          0.25%            1.00%
AIM Global Aggressive Growth Fund                          0.75%          0.25%            1.00%
AIM Global Growth Fund                                     0.75%          0.25%            1.00%
AIM International Growth Fund                              0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
         AIM INVESTMENT FUNDS                             CHARGE           FEE              FEE
---------------------------------------                   ------         --------        ----------
PORTFOLIO - CLASS B SHARES

AIM Developing Markets Fund                                0.75%          0.25%            1.00%
AIM Global Energy Fund                                     0.75%          0.25%            1.00%
AIM Global Financial Services Fund                         0.75%          0.25%            1.00%
AIM Global Health Care Fund                                0.75%          0.25%            1.00%
AIM Global Science and Technology Fund                     0.75%          0.25%            1.00%
AIM Libra Fund                                             0.75%          0.25%            1.00%
AIM Trimark Endeavor Fund                                  0.75%          0.25%            1.00%
AIM Trimark Fund                                           0.75%          0.25%            1.00%
AIM Trimark Small Companies Fund                           0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
   AIM INVESTMENT SECURITIES FUNDS                        CHARGE           FEE              FEE
--------------------------------------                    -------        --------        ----------
PORTFOLIO - CLASS B SHARES

AIM High Yield Fund                                        0.75%          0.25%            1.00%
AIM Income Fund                                            0.75%          0.25%            1.00%
AIM Intermediate Government Fund                           0.75%          0.25%            1.00%
AIM Money Market Fund                                      0.75%          0.25%            1.00%
AIM Municipal Bond Fund                                    0.75%          0.25%            1.00%
AIM Real Estate Fund                                       0.75%          0.25%            1.00%
AIM Total Return Bond Fund                                 0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
   AIM SPECIAL OPPORTUNITIES FUNDS                        CHARGE           FEE              FEE
--------------------------------------                    -------        -------         ---------
PORTFOLIO - CLASS B SHARES

AIM Opportunities I Fund                                   0.75%          0.25%            1.00%
AIM Opportunities II Fund                                  0.75%          0.25%            1.00%
AIM Opportunities III Fund                                 0.75%          0.25%            1.00%

                                                          MAXIMUM
                                                           ASSET
                                                           BASED         MAXIMUM          MAXIMUM
                                                           SALES         SERVICE         AGGREGATE
     AIM TAX-EXEMPT FUNDS                                 CHARGE           FEE              FEE
------------------------------                            -------        -------         ----------
PORTFOLIO - CLASS B SHARES

AIM High Income Municipal Fund                             0.75%          0.25%           1.00%"

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: November 4, 2003

                                       3